PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant                                [X]
Filed by a party other than the Registrant             [   ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(C) or (S)240.14a-12

                               INVESCO VALUE TRUST

Payment of Filing Fee (Check the appropriate box):

[X ]    No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

         (5)     Total fee paid:

                 ---------------------------------------------------------------

[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as  provided  by  Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  ----------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  ----------------------------------------

         (3)      Filing Party:

                  ----------------------------------------

         (4)      Date Filed:

                  ----------------------------------------

                                                                          DRAFT
   Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                             INVESCO VALUE TRUST

                                                                     --- --,1997
--------------------------------------------------------------------------------

Dear INVESCO Value Trust Shareholder:

         Enclosed is a Proxy Statement for the [October 28, 1997] special meeting of shareholders of INVESCO Value Equity Fund (the "Value Equity Fund"), INVESCO Intermediate Government Bond Fund (the "Intermediate Government Bond Fund") and INVESCO Total Return Fund (collectively the "Funds"), the three series of INVESCO Value Trust (the "Trust").

         As explained more fully in the attached Proxy Statement, shareholders of each of the Funds will be asked to approve changes to the investment policies of each of the Funds, to permit each Fund to invest in futures, options, puts and calls. In addition, shareholders of the Value Equity and Intermediate
Government Bond Funds will be asked to approve a Plan and Agreement of Distribution (the "Plan") applicable only to increased assets in the Value Equity Fund and Intermediate Government Bond Fund purchased after November 1, 1997.

         The board of trustees of the Trust believes that both the change in investment policy and the Plan are in the best interests of the shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

         Your vote is important. The changes in investment policies and the Plan we are submitting for your consideration is significant to the Trust, the Funds and to you as a shareholder. If we do not receive sufficient votes to approve these proposals, we may have to send additional mailings or conduct telephone canvassing which would increase costs to shareholders. Therefore, please take the time to read the Proxy Statement and cast your vote on the enclosed proxy card, and return it in the enclosed pre-addressed, postage-paid envelope.

Sincerely,


Dan J. Hesser
President
INVESCO Value Trust
     INVESCO Value Equity Fund
     INVESCO Intermediate Government Bond Fund
     INVESCO Total Return Fund

   Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                             INVESCO VALUE TRUST
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON [OCTOBER 28, 1997]
--------------------------------------------------------------------------------

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO Value Equity Fund, INVESCO Intermediate Government Bond Fund and INVESCO Total Return Fund (collectively, the "Funds"), the three series of INVESCO Value Trust (the "Trust") will be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237 on [Tuesday, October 28, 1997], at 10:00 a.m., Mountain Time, for the following purposes:

         1. To approve or disapprove a change in the investment policy of the Funds to allow each Fund to invest in futures, options, puts and calls.

         2. To approve or disapprove a Plan and Agreement of Distribution (the "Plan) for the Value Equity and Intermediate Government Bond Funds.

         3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         The board of trustees of the Trust has fixed the close of business on [September 4, 1997] as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

         A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after ------- --, 1997, at the offices of the Trust, 7800 East Union Avenue, Denver, Colorado 80237.

         You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of trustees of the Trust.

                                    IMPORTANT

         Please  mark,   sign,  date  and  return  the  enclosed  proxy  in  the
accompanying   envelope   as  soon  as  possible  in  order  to  ensure  a  full
representation at the Meeting.

         The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Trust will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve Proposals 1 and 2.

         Your vote, then, could be critical in allowing the Trust to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                              By Order of the Board of Trustees,



                                              Glen A. Payne
                                              Secretary



Denver, Colorado
Dated: --------- --, 1997

   Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                             INVESCO VALUE TRUST

                                                                   ---- --, 1997
--------------------------------------------------------------------------------



                               INVESCO VALUE TRUST
                             7800 East Union Avenue
                             Denver, Colorado 80237


                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD [OCTOBER 28, 1997]

                                  INTRODUCTION

         The enclosed proxy is being solicited by the board of trustees (the "Board" or the "Trustees") of INVESCO Value Trust (the "Trust") on behalf of
INVESCO Value Equity Fund (the "Value Equity Fund"), INVESCO Intermediate Government Bond Fund (the "Intermediate Government Bond Fund") and INVESCO Total Return Fund (the "Total Return Fund") (collectively, the "Funds"), the three series of the Trust, for use in connection with the special meeting of shareholders of the Funds (the "Meeting") to be held at 10:00 a.m., Mountain Time, on [Tuesday, October 28, 1997], at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237 and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE TRUST'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE TRUST FOR THE FISCAL YEAR ENDED AUGUST 31, 1996, AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS FOR THE PERIOD ENDED FEBRUARY 28, 1997, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE,
SECRETARY  OF THE  TRUST,  AT  P.O.  BOX  173706,  DENVER,  COLORADO  80217-3706
(TELEPHONE NUMBER 1-800-646-8372). The approximate mailing date of proxies and this Proxy Statement is -------- --, 1997.

         The primary purposes of the Meeting are to allow shareholders to consider (i) a change in the investment policy of each Fund to allow it to invest in futures, options, puts and calls and (ii) a Plan and Agreement of Distribution (the "Plan") for the Value Equity Fund and Intermediate Government Bond Fund.

         The  following   factors  should  be  considered  by   shareholders  in
determining whether to authorize the change in investment policy to permit investment in futures, options, puts and calls:

o The change in investment policy, if approved, would assist the Funds in achieving their respective investment objectives.

o The change, if approved, will permit the Funds to invest in these instruments as a hedge against the volatility associated with investments in the Funds.

o If approved, the change could result in additional risks associated with such investments.

         The following factors should be considered by shareholders of the Value Equity Fund and Intermediate Government Bond Fund in determining whether to approve the Plan:

o        The Plan has been  approved  by the  Board of  Trustees  of the  Trust,
         including  the  Trustees  who  are   completely   independent   of  any
         INVESCO-affiliated company (the "Independent Trustees").

o The relationship of the Plan to the overall cost structure of the Value Equity and Intermediate Government Bond Funds.

o The potential long-term benefits of the Plan to the Value Equity and Intermediate Government Bond Funds and their shareholders.

o        The effect of the Plan on existing shareholders.

         If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR Proposals 1 and 2. A majority of the outstanding shares of the Trust entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

         Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

         Because the proposals being submitted for a vote of the shareholders of each Fund are similar, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.

         In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

         Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Trust at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

         Shareholders of the Funds of record at the close of business on [September 4, 1997] (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, [------------] shares of beneficial interest of the Trust, $.01 par value per share, were outstanding, all of them being shares of the Funds.

         In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Trust, and by officers and employees of INVESCO Funds Group, Inc., the investment adviser and transfer agent of the Funds and INVESCO Distributors, Inc., personally or by telephone or telegraph, without special compensation. Until September 29, 1997, INVESCO Funds Group, Inc. is also the distributor of the Funds. Effective on that date, INVESCO Distributors, Inc., a wholly-owned subsidiary of INVESCO Funds Group, Inc., will become the distributor of the Funds. INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. are referred to collectively as "INVESCO." In addition, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies.

         As the meeting date approaches, certain shareholders whose votes the Trust has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. INVESCO believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         SCC has received an opinion of Massachusetts counsel that addresses the validity, under the applicable laws of the State of Massachusetts, of authorization given orally to execute a proxy. The opinion given by Massachusetts counsel concludes that a Massachusetts court would find that there is no Massachusetts law or public policy against the acceptance of proxies signed by an orally authorized agent, provided it adheres to the procedures set forth below.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Trust, the SCC representative has the responsibility to explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid half by INVESCO and half by the Funds except for the proposal relating to the proposed Plan which will be borne half by INVESCO and half by the Value Equity and Intermediate Government Bond Funds.

         The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposals 1 and 2. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


PROPOSAL 1:                APPROVAL OR DISAPPROVAL OF THE CHANGE IN
                           INVESTMENT POLICY PERMITTING INVESTMENTS IN
                           FUTURES, OPTIONS, PUTS AND CALLS.

Background

         The current fundamental investment policies of the Funds concerning investing in futures contracts and options, as disclosed in the Statement of Additional Information, are as follows:

         Neither the Trust nor any Fund will:

         ...(7) Make short sales of securities or maintain a short position. The INVESCO Intermediate Government Bond and Total Return Funds, however, may write covered call options and cash secured puts. See the section entitled "Risk Factors" in the Prospectus, and the section entitled "Investment Policies and Restrictions" in the Statement of Additional Information.

         ...(8) Purchase securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         ...(9) Purchase or sell real estate or interests in real estate. A Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

         ...(10) Purchase or sell commodities or commodity contracts. The INVESCO Intermediate Government Bond and Total Return Funds, however, may enter into interest rate futures contracts if immediately after such a commitment the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under futures contract purchases would not exceed 30% of the INVESCO Intermediate Government
         Bond Fund's and the INVESCO Total Return Fund's total assets....

         Under these fundamental investment policies, the Funds are prohibited from investing in futures contracts or options. Of the 45 open-end mutual funds for which INVESCO Funds Group, Inc. serves as investment adviser (the "INVESCO Mutual Funds"), 21 have the ability to invest in futures contracts and options. INVESCO Funds Group, Inc. and the Funds' sub-adviser, INVESCO Capital Management, Inc. ("ICM") (collectively, "Fund Management") are asking shareholders to amend these policies so that the Funds may invest in such instruments.

Reasons For The Requested Changes

         Futures, options, puts and calls are part of a wider group of financial instruments commonly known as "derivatives," because their value "derives" from an underlying security or index. Although derivatives in recent years often have been characterized as high-risk investments, such descriptions most often are applied to the use of derivatives in an attempt to increase mutual fund performance. Fund Management, to the contrary, wishes to utilize futures, options, puts and calls in an attempt to hedge the risk inherent in any Fund's portfolio. Although investment in such instruments presents a certain degree of potential risk, in the opinion of Fund Management and the Board the Funds' present inability to hedge portfolio risk through the use of such instruments may itself be a potential risk under certain market conditions. Although hedging in this manner may potentially increase a Fund's investment return in certain markets, that, of course, cannot be guaranteed. The primary purpose for the use of these instruments by the Funds is a defensive one.

         Options currently are traded on several companies' securities in which the Funds invest and, in addition, options are available on several indices that reflect certain markets in which the Funds invest. The ability to trade in such instruments may allow a Fund to hedge against downward price movements in these securities and markets, thus enhancing a Fund's ability to protect the value of its assets in declining markets.

         Moreover, many of the Funds' competitors are authorized to use, and actively do utilize futures, options, puts and calls. The Funds' present inability to utilize these instruments puts the Funds at a competitive disadvantage, to the potential detriment of their shareholders.

         Of course, investment in such instruments is not without risk. The use of these instruments requires skills and involves risks different from those involved in trading the other instruments in which the Funds invest. Among these risks is the possibility that there may be imperfect correlation, or no correlation at all, between price movements in an option or future and the underlying instrument being hedged. The successful use of these instruments will depend upon the ability of Fund Management to forecast price and interest rate movements correctly. Should prices move in an unexpected manner, a Fund may not achieve the potential benefits of these instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Your attention is directed specifically to the descriptions of these instruments under this proposal and to Exhibit A attached hereto which further describes these risks.

Proposed Changes To Investment Policy

         Fund Management and the Board have determined that the ability to invest in futures, options, puts and calls would provide the Funds with an important additional means for seeking to hedge the value of their portfolios, i.e., attempting to reduce the overall level of investment risk that normally would be expected to be associated with a Fund's portfolio and attempting to protect each Fund against market movements that might adversely affect the value of a Fund's assets or the price of securities that the Fund is considering purchasing. The Trustees believe that the Funds would benefit from having the flexibility to deal in such instruments, in addition to their other investments, and that the Funds' investments in these instruments would be consistent with each Fund's respective investment objective and policies. There can be no assurance, however, that the use of these instruments by a Fund will assist it in achieving its investment objective.

         Accordingly, the Board, including all of the Independent Trustees, unanimously approved the proposed change in a meeting on May 16, 1997, and is proposing that shareholders approve the modification of the above-quoted fundamental investment policies of the Funds. Under the proposal, the language of these fundamental investment policies would be revised to read, in their entirety, as follows:

         Neither the Fund nor any Portfolio will:

         ...(7) sell short, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts and calls.

         ...(8) buy on margin, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts and calls.

         ...(9)   buy or sell commodities or commodity contracts (however, the
         Fund may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and
         currencies,   or  financial  futures  or  options  on  financial
         futures,   or undertaking forward currency contracts.

         In order to ensure that the proposed modification of the Funds' fundamental investment policies will not have the effect of unduly increasing the investment risk involved in investing in any Fund's shares and to ensure that each Fund will continue to comply with and adhere to all limitations imposed by the Commodity Futures Trading Commission (the "CFTC"), the Board also has approved the following new non-fundamental investment policy for the Funds which will be effective if Proposal 1 is adopted by the Funds' shareholders:

                  The Funds will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

         This new non-fundamental investment policy will result in each Fund being able to invest up to 5% of its respective total assets as margin deposits for futures contracts or options on futures contracts as long as that Fund's commitments under any outstanding futures contracts is not greater than the total assets of the Fund. Making this new policy a non-fundamental investment policy will give the Board, which includes a majority of Trustees who are completely independent of any INVESCO-affiliated company, greater flexibility to modify the policy in the future if any such modification is deemed to be in the best interests of the Funds' shareholders.

Vote Required

         As provided under the Investment Company Act of 1940 (the "1940 Act"), approval of the investment policy changes will require the affirmative vote of a majority of the outstanding shares of each Fund voting as a separate class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

         If approved, this Proposal will take effect as soon as possible after any remaining legal prerequisites to implementation of the Proposal have been satisfied. If the shareholders of any particular Fund fail to approve this Proposal, the Fund's above-quoted fundamental investment policies will remain unchanged.

                 THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND
                       THAT EACH FUND'S SHAREHOLDERS VOTE
                             IN FAVOR OF PROPOSAL 1.


PROPOSAL 2:                  APPROVAL OR DISAPPROVAL OF THE PLAN

Background

         At this meeting, shareholders of the Value Equity and Intermediate Government Bond Funds (the "Plan Funds") are to consider a Plan and Agreement of Distribution (the "Plan") approved by the Board on May 16, 1997. The reasons why the Trustees, including all of the Independent Trustees, determined that it was reasonably likely that the Plan would contribute to an increase in sales of shares of the Plan Funds, with resulting benefits to the Plan Funds and their shareholders, are set forth in detail below. Briefly, the Board determined that an enhanced marketing effort by INVESCO on behalf of the Plan Funds would benefit each Plan Fund in maintaining and improving its market share, and that such an effort would be enhanced by adoption of the Plan, under which each Plan Fund's assets will be available to compensate INVESCO for a portion of the costs of marketing and distributing shares of the respective Plan Fund.

         Changing Mutual Fund Distribution Patterns

         In years past, no-load mutual funds such as those offered by the Trust were sold directly by their distributors. Today, no-load mutual funds increasingly are sold through the efforts of third parties such as broker-dealers, banks, investment advisers, consultants and others. Some of these third parties are compensated for sales efforts; others are compensated for ongoing services that they provide to mutual fund shareholders; still others are compensated for both. A survey of the mutual fund industry by Lipper Analytical Services, Inc. ("Lipper") shows that as of --------------------, -----% of new assets in no-load mutual funds came to those funds via third party distribution channels during --------------. The INVESCO Mutual Funds are no different from the rest of the industry in this respect. INVESCO has advised the Trust that nearly 80% of the gross purchases of all INVESCO Mutual Funds in calendar year 1996 came through third party distribution channels.

         While the mutual fund industry has evolved increasingly toward fee-based compensation of third party intermediaries, the Trust's pricing structure has remained unchanged. Historically, INVESCO Funds Group, Inc., the Funds' investment adviser, has compensated these third parties, and paid a wide variety of advertising and other marketing expenses, out of the revenues it derives from the Plan Funds for portfolio management and other services provided to the Plan Funds. In the judgment of INVESCO and the Board, continuing this approach places the Plan Funds at a competitive marketing disadvantage to their peers.

         Although the INVESCO Mutual Funds have grown significantly in the past five years, INVESCO and the Trust compete against management companies having far greater resources at their command. The costs of marketing the Plan Funds have increased substantially over the last few years. In 1992, INVESCO spent $6.7 million marketing the INVESCO Mutual Funds; in 1996, INVESCO spent $11 million on such efforts. Thus, INVESCO must spend a far greater dollar amount in 1997 simply to maintain the same level of marketing for the Plan Funds that they had in 199-. While INVESCO cannot outspend its competitors, it must spend at least enough to provide what its competitors offer to third parties to distribute their mutual funds and to generally inform investors that the Plan Funds offer attractive alternatives to other fund groups. INVESCO has advised the Board that to do both requires a significant increase in the money and personnel devoted to marketing shares of the Plan Funds.

         This is a need that is not unique to the Trust, or to the INVESCO Mutual Funds as a group. In order to increase revenue available for spending in the areas of advertising, sales promotion, and maintenance of an effective sales effort, many competing mutual fund groups, both load and no-load, have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act, under which fund assets are available to pay certain expenses of distributing fund shares.

         Several of the INVESCO Mutual Funds adopted 12b-1 plans in 1990, and most new INVESCO Mutual Funds started since that time have such plans. Again, this is not unique. Data on the mutual fund industry compiled by Lipper shows that at December 31, 1996, 6,367 of the 10,118 open-end mutual funds registered with the SEC (62.9%) were using fund assets to pay for distribution expenses, either through Rule 12b-1 plans or a direct charge against fund assets. In 1990, only 54.6% of all such funds had such payments in place. According to INVESCO, one reason why many no-load funds have adopted Rule 12b-1 plans is to give them a means, through payment of trail commissions, to compensate third party broker-dealers for helping to sell fund shares.

         It is important to note that adoption of the Plan will NOT result in a windfall of revenue for INVESCO. INVESCO has committed to the Board that it will continue bearing expenses of marketing the Plan Funds at least equal to the level of expenses that it is currently bearing. Thus, adoption of the proposed Plan will have the effect of making additional moneys available for promotion and marketing of the Plan Funds, but will not result in increased profits to INVESCO from INVESCO's reducing its own marketing expenditures.

         The Board and INVESCO believe that the adoption of the Plan is likely to improve the sales of Plan Fund shares by providing third party distributors with an incentive to sell shares of the Plan Funds, and will allow INVESCO to embark on an enhanced marketing effort on behalf of the Plan Funds which the Board and INVESCO believe is required if the Plan Funds are to remain competitive in the marketplace.

         Impact Of The Proposed Plan On The Cost Structures Of The Plan Funds

         The proposed Plan would authorize use of a small percentage of assets of the Plan Funds to compensate INVESCO for expenditures it undertakes to promote sales of shares of the Plan Funds. The Plan would limit the amount of a Plan Fund's assets which could be used for this purpose during any 12-month period to a maximum of 0.25 of 1% (25 basis points) of the assets of that Fund. Any increase in this rate would require consent of the Board and shareholders of the Fund. The compensation allowed under the proposed Plan is modest in comparison to Rule 12b-1 plans that have been adopted by many other mutual funds. Some funds have adopted distribution plans authorizing in excess of 1% of fund assets on an annual basis to be used to reimburse the distributor for the costs of marketing fund shares.

         The proposed Plan is PROSPECTIVE in nature. Thus, it will only apply to the increase in assets of the Plan Funds which occurs after the Plan is implemented. If approved by shareholders, the Plan will become effective on November 1, 1997, and the first payments under the Plan will be made on or about December 5, 1997. Therefore, the Plan will apply only to the increase in assets in the Plan Funds on or after November 1, 1997. To illustrate how the Plan will work, assume that a Plan Fund has $500 million in assets on October 31, 1997. Assume further that the Fund increases its assets to $550 million in November 1997. Under this illustration, the Plan will apply to $50 million in Fund assets and the cost of the Plan will be absorbed pro rata by all shareholders.

         Adoption of the proposed Plan will only increase expenses a shareholder would pay on a $1,000 investment in the Plan Funds (assuming a 5% annual return) by $2.63 for one year. Another way of looking at the effect of this proposal is to consider the fact that, if a Fund had a net asset value per share of $10, the deduction of the maximum Rule 12b-1 charge would reduce the price per share by two and one-half cents ($.025) for the entire year ($.00007 per share per day). Daily changes in the market price of the Funds' securities often result in a fluctuation in the Funds' net asset values per share by an amount greater than the yearly amount of the reduction in the per share net asset values that will result from the Rule 12b-1 charge. If the Plan had been effective at June 30, 1996, based on the average daily net assets of each Plan Fund's portfolios and the purchases of Fund shares made after that date, as of June 30, 1997, the maximum annual payments of the Plan Funds for the twelve months then ended would have been:

                Value Equity Fund                                  $

                Intermediate Government Bond Fund                  $

         Shareholders may recall that certain of the INVESCO Mutual Funds adopted similar plans pursuant to Rule 12b-1 in 1990. In general, mutual funds with such plans tend to increase assets more rapidly than those without such plans. The increased assets, in turn, may result in reaching advisory fee breakpoints more quickly, and in allocating expenses over more accounts and more assets. Increased assets also may allow the adviser to waive percentages of advisory fees. Thus, while shareholders in the INVESCO Mutual Funds named below approved plans allowing for fees of 0.25%, with one exception, the net increase in fees has not equalled 0.25%.


Fund                       1990 Fiscal Year End             1996 Fiscal Year End
                              Total Expenses                   Total Expenses
--------------------------------------------------------------------------------
INVESCO Dynamics Fund                    0.98%                         1.12%

INVESCO Growth Fund                      0.78%                         1.05%

INVESCO High Yield Fund                  0.94%                         0.98%

INVESCO Industrial Income Fund           0.76%                         0.93%*

INVESCO Tax-Free Long-Term Bond Fund     0.75%                         0.90%**

INVESCO Select Income Fund               1.01%                         1.00%***

INVESCO U.S. Government Securities Fund  1.07%                         1.00%****

*        Reflects fee waiver of 0.03%
**       Reflects fee waiver of 0.13%
***      Reflects fee waiver of 0.15%
****     Reflects fee waiver of 0.46%

         INVESCO cannot, of course, promise that the Plan Funds will have a similar experience. The data provided merely illustrates that if shareholders agree to impose a 0.25% fee pursuant to Rule 12b-1, the expenses of a fund do not automatically increase by 0.25%.

         Benefits To Existing Shareholders Of The Plan Funds

         Shareholders will no doubt observe that adoption of the proposed Plan may benefit the Plan Funds and INVESCO, but may wonder whether the Plan will benefit them.

         First, as noted above, it is important to understand that the Plan will only apply to the increase in assets of the Plan Funds which occurs after the Plan is implemented. Thus, the Plan is prospective in nature, and will only apply to the increase in assets in the Plan Funds on or after November 1, 1997. Therefore, the initial increases in the expenses of the Plan Funds are expected to be substantially less than the 0.25% maximum amount for which approval is sought, because payments will be made only as to shares acquired on or after November 1, 1997. As the proportion of Plan Funds shares purchased on or after that date to the total number of outstanding shares of the Plan Funds increases, the actual expenses caused by Plan payments also will increase (but in no event will exceed 0.25% of the average annual net assets of each Fund).

         The Board and INVESCO believe that there is a reasonable likelihood that there will be benefits to existing shareholders, including:

         o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Plan Funds;

         o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of the Plan Funds' securities in amounts and at times that are disadvantageous for investment purposes and, therefore, disadvantageous to the remaining shareholders;

         o The positive effect which increased Plan Fund assets will have on its revenues could allow INVESCO:

                  o To have greater resources to make the financial commitments necessary to improve the quality and level of Fund and shareholder services (in both systems and personnel);

                  o To increase the number and type of mutual funds available to investors from INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

                  o To acquire and retain talented employees who desire to be associated with a growing organization.

         Moreover, increased assets of Plan Funds may result in reducing each investor's share of certain expenses through economies of scale (e.g., allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

         Protections Afforded Shareholders Under The Proposed Plan

         The proposed Plan is described in detail below. However, the Board and INVESCO believe that shareholders should recognize certain protections that are either in the proposed Plan itself or are embedded in the proposed Plan under the terms of Rule 12b-1 under the 1940 Act.

                     No Carryover Of Expenses

         The proposed Plan does NOT permit carrying over distribution expenses in excess of the above 25 basis points to subsequent periods. As you may know, many Rule 12b-1 plans of other mutual funds permit the carrying over of such excess expenses (subject to the approval of those funds' boards), and the resultant buildup of large expense accruals subject to compensation. Building up of large expense accruals is a major complaint that is often raised concerning the operation of Rule 12b-1 plans.

                     Quarterly Review By The Board of Trustees

         INVESCO will be required to submit reports to the Board on a quarterly basis concerning the marketing expenses that have been compensated under the Plan; and, very importantly, the Trustees will be able to terminate the Plan at any time, which would terminate subsequent Plan payments. The Board must approve annually the continuation of the Plan, or such Plan will terminate automatically along with the payments under it by the Plan Funds.

Description Of The Plan

         On May 16, 1997 the Board adopted the proposed Plan, subject to approval by shareholders of the Plan Funds. A copy of the Plan is attached as Exhibit B. The distribution expenses borne by each Plan Fund will be in addition to the distribution expenses that INVESCO currently bears, and that it intends to continue bearing, pursuant to a commitment INVESCO has made to the INVESCO

Mutual Funds. The Plan will obligate INVESCO to submit quarterly reports of expenditures under the Plan to the Board. Such quarterly reports will be reviewed by the Board, including a majority of the Independent Trustees. In addition, INVESCO has made a commitment to the Trustees to provide them with the proposed annual budget for its marketing efforts on behalf of the INVESCO Mutual Funds, including the Plan Funds.

         Each Plan Fund is authorized under the proposed Plan to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by a Fund to INVESCO to permit it, at INVESCO's discretion, to engage in certain activities, and provide certain services approved by the Board in connection with the distribution of each Plan Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Plan Funds) to securities dealers and other financial institutions and organizations, which may include INVESCO-affiliated companies, to obtain various distribution-related and/or administrative services for the Plan Funds. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Plan Funds' Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Plan Funds and their transactions with the Plan Funds.

         In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Plan Funds as may from time to time be agreed upon by the Trust and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO or its affiliates or by third parties.

         Under the Plan, the Trust's payments to INVESCO on behalf of each Plan Fund are limited to an amount computed at an annual rate of 0.25% of each Plan Fund's average net assets during the month. INVESCO is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Plan Funds. Payment amounts by each Plan Fund under the Plan, for any month, may be made to compensate INVESCO for permissible activities engaged in and services provided by INVESCO during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for obligations incurred during the first 24 months of each Plan Fund's operations. Therefore, any obligations incurred by INVESCO in excess of the limitations described above will not be paid by the Plan Funds under the Plan, and will be borne by INVESCO. In addition, INVESCO may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Plan Funds. No further payments will be made by the Plan Funds under the Plan in the event of its termination. Also, any payments made by the Plan Funds may not be used to finance directly the distribution of shares of any other fund of the Trust or other mutual fund advised by INVESCO. Payments made by each Plan Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.

     INVESCO will bear any distribution-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's use of its own resources, including profits from investment advisory fees received from the Plan Funds, provided that such fees are legitimate and not excessive.

        The Plan is subject to the requirements of Rule 12b-1 under the 1940 Act. The Plan has been approved by the Trust's Board, including all of the Independent Trustees, and is being submitted to the shareholders of the Plan Funds for approval at this shareholders' meeting. Under Rule 12b-1, the Board must review expenditures under the Plan no less often than quarterly, and the Plan may continue in effect only so long as such continuance is approved at least annually by the Board, including a majority of the Independent Trustees. A material amendment to the Plan requires approval by the Board, including a majority of the Independent Trustees, and any amendment which would materially increase the amount which any of the Plan Funds may expend under the Plan also requires approval by a majority of the outstanding shares of those Funds. The Plan and any agreements relating to its implementation may be terminated, in the case of the Plan, at any time, and in case of any agreements, upon sixty days' written notice to the other party, by vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding shares of the Plan Funds. Such agreements will also terminate automatically if assigned. So long as the Plan continues in effect, the selection and nomination of the disinterested Trustees of the Trust are committed to the discretion of the Independent Trustees.

Basis Of Board Of Trustees Recommendations

        The Independent Trustees had available to them the assistance of outside legal counsel throughout the process of determining whether to approve the Plan. Prior to and during the meetings the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the Plan is in the best interests of the Trust, the Plan Funds and their shareholders. At the meetings, the Independent Trustees reviewed materials furnished by Fund management and also met with representatives of INVESCO.

        In connection with their consideration of the proposed Plan, the Trustees were furnished with a draft of the Plan and related materials, including a memorandum from INVESCO, which outlined the uses and benefits of distribution plans under Rule 12b-1 of the 1940 Act currently being used in the mutual fund industry, and certain data concerning such plans prepared by INVESCO In addition, the Trust's legal counsel provided additional information, summarized the provisions of the proposed Plan, and discussed the legal and regulatory considerations in adopting such Plan.

        In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act, that, based upon the material requested and evaluated by them, the Plan is reasonably likely to benefit the Plan Funds and their shareholders.

        The Trustees considered various factors relevant to the Plan Funds' situation, including the investment and sales history of the Plan Funds, their marketing experience using INVESCO as distributor, possible ways in which sales of shares could be increased, and the effect of the proposed Plan on the Plan Funds and their shareholders. The Board also noted that while shareholders of several INVESCO Mutual Funds did not approve distribution plans similar to the Proposed Plan in 1990, shareholders of several others did approve such plans. During the last five years that those current Rule 12b-1 Plans have been in effect, there have been positive results. The tables below, prepared by INVESCO, summarize certain of these results by noting the percentage increase in gross and net sales during calendar years 1992, 1993, 1994, 1995, and 1996 of both the INVESCO 12b-1 and non-12b-1 Mutual Funds which were in existence when the current 12b-1 Plans were instituted. These figures were calculated by comparing the gross and net sales of the relevant INVESCO 12b-1 and non-12b-1 Funds over these years to these Funds' gross and net sales during calendar year 1990. They include exchanges and dividend reinvestments, but do not include information with respect to INVESCO Value Trust, which was not distributed by INVESCO in 1990.


                               Percent of Gross Sales Increase
               -----------------------------------------------------------------
Type of Funds  1992            1993             1994         1995        1996
--------------------------------------------------------------------------------
INVESCO       617.99%         538.96%          442.01%      307.33%     331.58%
12b-1 Funds
INVESCO Non-  146.93%         225.79%          122.27%      147.45%     291.47%
12b-1 Funds

                               Percent of Net Sales Increase
               -----------------------------------------------------------------
Type of Funds  1992            1993              1994         1995       1996
--------------------------------------------------------------------------------
INVESCO      1110.61%        747.03%           80.79%       103.23%     18.95%
12b-1 Funds
INVESCO Non-   22.97%        140.41%          -89.11%         7.70%     96.93%
12b-1 Funds

         These figures show that, except for the net sales figures for 1996, the gross and net sales of the INVESCO 12b-1 Mutual Funds compare favorably to the gross and net sales of the INVESCO Mutual Funds without 12b-1 plans over this entire time period. In short, the addition of 12b-1 plans for certain of the INVESCO Mutual Funds in 1990 appears to have resulted in increased gross sales, and, with one exception, increased net sales of those INVESCO Mutual Funds, compared to the INVESCO Mutual Funds without such plans.

         The Board concluded that the changing mutual fund marketplace since 1990, coupled with rising costs, dictated that shareholders should be asked again to approve the Plan at this time.

         It was also represented to the Board that there would be no diminution of the promotional and marketing efforts currently maintained by INVESCO in connection with promoting sales of shares of the Plan Funds. At the meeting, it was suggested that the moneys made available under the proposed Plan could be used for direct support of targeted advertising and promotional campaigns for the Plan Funds in specific regional areas, as well as for general promotion and advertising of the Plan Funds. The Trustees specifically questioned INVESCO's Management as to why it believed adoption of the proposed Plan could be expected to stimulate additional sales of shares of the Plan Funds, thereby assisting the Plan Funds by increasing the present asset base. After discussion, it was agreed that it was reasonable to expect that an enhanced marketing effort by INVESCO on behalf of the Plan Funds, together with the ability to compensate third party broker-dealers for helping to sell the Plan Funds' shares, would have a reasonable likelihood of producing these results. The Board also placed importance on the fact that the Board and, in particular, the Independent Trustees, would be able to monitor the nature, manner and amount of expenditures of the Plan Funds under the Plan by reviewing the quarterly reports of INVESCO's distribution expenditures that INVESCO is obligated to provide the Board, and by being able to terminate the Plan, and thereby end all obligations of the Plan Funds to make payments thereunder, at any time.

         In approving the proposed Plan, the Board took into account, among other things, the following factors: the nature and causes of the problems or circumstances which made implementation of the Plan advisable and appropriate; the way in which the Plan would address these problems or circumstances, including the nature and potential amount of the Plan expenditures; the relationship of such expenditures to the overall cost structure of the Plan Funds; the nature of the anticipated benefits; the time it might take for those benefits to be achieved; the merits of possible alternative plans; the interrelationship between the Plan and the activities of INVESCO; and the effect of the Plan on existing shareholders.

         The Trustees concluded that approval of the Plan was warranted in that there was reasonable likelihood that the Plan Funds and their shareholders will benefit from adoption of the Plan in the following ways:

         o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of portfolio securities in amounts and at times that are disadvantageous for investment purposes;

         o Enhanced marketing efforts, if successful, should result in an increase in net assets and afford greater flexibility in pursuing the investment objectives of the Plan Funds;

         o        Increased  assets of the Plan Funds  could  allow  INVESCO to:
                  have greater resources to make the financial commitments necessary to improve the quality and level of Plan Fund and shareholder services (in both systems and personnel); increase the number and type of mutual funds in the group (and support them in their infancy) and thereby expand the investment choices available to all shareholders; and acquire and retain talented employees who desire to be associated with a growing organization; and

         o The cost to the Plan Funds of the Plan would be partly offset to the extent that increased Plan Fund assets result in economies of scale (e.g., sharing fixed expenses over a larger asset base).

         The Trustees concluded that the various possible benefits described above would be of substantially equal significance to both new and existing shareholders of the Plan Funds, and thus no unfair burden will fall on any group of Plan Fund shareholders from adoption of the proposed Plan. In addition, while INVESCO will benefit from increased management fees as a result of growth in Plan Fund assets, the Trustees concluded that such benefit to INVESCO will not be disproportionate to the above-described anticipated benefits to the Plan Funds and shareholders of the Plan Funds resulting from growth in Trust assets. Finally, while adoption of the proposed Plan will increase the expense ratio of the Plan Funds by the amount of the distribution payments from assets of the Plan Funds (less any economies of scale attributable to the Plan), the Trustees were satisfied that the increased expense ratio will not be out of line with the expense ratios of comparable mutual funds.

         The Trustees recognized that there is no assurance that the expenditures of assets of the Plan Funds to finance distribution of shares of the Plan Funds will result in additional sales of shares or in an increase in the net assets of the Plan Funds, upon which the above benefits depend. The Trustees determined, however, that there is a reasonable likelihood that one or more of such benefits will result and that they will be in a position to monitor the distribution expenses of the Plan Funds and to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

Vote Required

         As provided under the 1940 Act, approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each Plan Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Plan Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Plan Fund.

         If the shareholders of any particular Plan Fund fail to approve the Plan, the Plan will not go into effect for that Plan Fund, and that Plan Fund will not participate in the enhanced advertising and marketing effort by INVESCO on behalf of the INVESCO Mutual Funds described above. However, the Plan will go into effect for the other Plan Fund that receives shareholder approval.


                 THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND
                THAT SHAREHOLDERS OF EACH OF THE PLAN FUNDS VOTE
                              TO APPROVE THE PLAN.


INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR AND
AFFILIATED COMPANIES

         INVESCO Funds Group, Inc., a Delaware corporation, serves as the Trust's investment adviser, as well as providing other services to the Trust. INVESCO Distributors, Inc. is a wholly owned subsidiary of INVESCO Funds Group, Inc. INVESCO is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of AMVESCAP PLC ("AMVESCAP").1 The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London EC2M 4YR, England. INVESCO's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $16.4 billion as of July 31, 1997.

         The principal executive officers and directors of INVESCO Funds Group, Inc. and their principal occupations are:

         Dan J. Hesser, Chairman of the Board, President, Chief Executive Officer and Director; Brian N. Minturn, Executive Vice President and Director; Hubert L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of AMVESCAP, Chief Financial Officer of INVESCO Individual Services Group; Charles P. Mayer, Director; Robert J. O'Connor, Director, also, Chief Executive Officer and Chairman of INVESCO Retirement Plan Services, a division of INVESCO Funds Group, Inc.

         The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.
--------
(1)
         The intermediary companies between INAH and AMVESCAP PLC are as follows: INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

     INVESCO Capital Management, Inc. ("ICM"), serves as sub-adviser to the Funds. ICM is a wholly-owned subsidiary of INAH. INVESCO Funds Group, Inc. as investment adviser, has contracted with ICM for investment advisory and research services on behalf of the Intermediate Government Bond Fund, the Total Return Fund and the Value Equity Fund. ICM has the primary responsibility for providing portfolio investment advisory services to these Funds. ICM also acts as adviser to the INVESCO Treasurer's Series Trust and as sub-adviser to the INVESCO Variable Investment Funds, Inc. and offers investment services to U.S. institutions and wealthy individuals.

         The principal executive officer and directors of ICM and their principal occupations are:

     Wendell M. Starke, Chairman of the Board and Chief Investment Officer, also, Chairman of the Board of INVESCO, Inc.; Edward C. Mitchell, Jr., President; Frank M. Bishop, Vice President and Director, also, President and Chief Executive Officer of INVESCO, Inc.; Thomas W. Norwood, Vice President and Director, Donald B. Shallee, Vice President and Director; George W. Herring, Vice President and Director; Thomas L. Shields, Vice President and Director; and Stephen A. Dana, Vice President and Director.

         The address of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

         Pursuant to an Administrative Services Agreement between the Trust and INVESCO, INVESCO provides administrative services to the Trust, including distribution, sub-accounting and recordkeeping services and functions. During the fiscal year ended August 31, 1996, the Trust paid INVESCO total compensation of $191,143 in payment for such services ($37,641, $15,879 and $137,623 of such compensation was paid INVESCO by the Value Equity Fund, the Intermediate Government Bond Fund and the Total Return Fund, respectively).

         During the fiscal year ended August 31, 1996, the Trust paid INVESCO, which also serves as the Trust's registrar, transfer agent and dividend disbursing agent, total compensation of $1,391,761 for such services ($282,255, $156,123 and $953,383 of such compensation was paid INVESCO by the Value Equity Fund, the Intermediate Government Bond Fund and the Total Return Fund, respectively).

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS [AND MANAGEMENT]

         The following table sets forth, as of the Record Date, the beneficial ownership of each Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder.
                                                       Percent of
Name and Address       Amount & Nature of              Shares of
of Beneficial Owner    Beneficial Ownership(2)         Beneficial Interest
--------------------------------------------------------------------------------






                                 OTHER BUSINESS

         The management of the Trust has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


--------
(2)
     Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

                              SHAREHOLDER PROPOSALS

         The Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust, 7800 East Union Avenue, Denver, Colorado 80237. The Trust has not received any shareholder proposals to be presented at this Meeting.

                                              By Order of the Board of Trustees,



                                                                   Glen A. Payne
                                                                       Secretary

---------------- --, 1997

                                   EXHIBIT A

                     SUMMARY CONCERNING FUTURES AND OPTIONS

               Futures Contracts and Options on Futures Contracts.

        U.S.  futures   contracts  are  traded  on  exchanges  which  have  been
designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

        The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing debt securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell Treasury Futures, thereby hoping to offset a potential decline in the value of debt securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. The use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

        Similarly, when prices of debt securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy debt securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the potential rise in the value of debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy debt securities on the cash market.

        The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

       Futures contracts entail risks. Although the Fund believes that use of such contracts could benefit the Fund, if the judgment of Fund Management was incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet daily variation margin requirements. Those sales could be at increased prices which reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

        The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund would not match exactly the Fund's current or potential investments. The Fund would be able to buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

        Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

        Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

        Although the buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment policies. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund would be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Fund Management will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund would do business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

        The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. (See "Options on Securities" below.) Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option were below the exercise price, the Fund would retain the full amount of the option premium which would provide a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option was higher than the exercise price, a Fund would retain the full amount of the option premium which would provide a partial hedge against any increase in the price of securities which the Fund was considering to buy. If a call or put option the Fund had written was exercised, the Fund would incur a loss which would be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures could to some extent be reduced or increased by changes in the value of portfolio securities.

        The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

        The amount of risk the Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Options on Securities.

        A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by a Fund were permitted to expire without being sold or exercised, the Fund would lose the amount of the premium.

        If a put option or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Fund would retain the premium received from writing a put or call option whether or not the option were exercised.

        The Fund also would be able to buy or write options in privately negotiated transactions on the types of securities and indexes based on the types of securities in which the Fund were permitted to invest directly. The Fund would effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by Fund Management for monitoring the creditworthiness of those entities. The Fund is not permitted to invest in securities for which there is no readily available market. Therefore, the Fund could not invest in illiquid options.

       A put option written by a Fund would be "covered" if the Fund (i) maintained cash not available for investment or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian or
(ii) held a put on the same security and in the same principal amount as the put written and the exercise price of the put held were equal to or greater than the exercise price of the put written. A call option written by a Fund would be "covered" if the Fund owned the underlying security covered by the call or had an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option also would be deemed to be covered if a Fund held a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) were equal to or less than the exercise price of the call written or (ii) were greater than the exercise price of the call written if the difference were maintained by the Fund in cash and high-grade liquid assets in a segregated account with its custodian.

        The Fund also would be able to write covered call options for cross-hedging purposes. A call option is written for cross-hedging purposes if the Fund does not own the underlying security, and the option is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire.

        The Fund would collateralize its obligation under a written call option for cross-hedging purposes by maintaining in a segregated account with its custodian cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and when the Fund believed that writing the option would achieve the desired hedge.

        The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.
Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

        The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. Effecting a closing transaction in the case of a written call option would permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, would permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets.

        The Fund would realize a profit from a closing transaction if the price of the purchase transaction were less than the premium received from writing the option or the price received from a sale transaction were more than the premium paid to buy the option; the Fund would realize a loss from a closing transaction if the price of the purchase transaction were more than the premium received from writing the option or the price received from a sale transaction were less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option likely would be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Risk Factors of Investing in Futures and Options.

        The successful use of the investment practices described above with respect to futures contracts, options on futures contracts and options on draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

        The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

        In connection with its transactions in futures and option writing, the Fund would be required to place assets in a segregated account with the Fund's custodian bank to ensure that the Fund would be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Fund's assets could impede implementation of the Fund's investment policies or the Fund's ability to meet redemption requests or other current obligations.

                                    EXHIBIT B

            PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12b-1


         PLAN AND AGREEMENT made as of the [28th] day of [October], 1997, by and between INVESCO VALUE TRUST, a Massachusetts business trust (hereinafter called the "Trust"), and INVESCO DISTRIBUTORS, INC., a Delaware corporation ("INVESCO").

         WHEREAS, the Trust engages in business as an open-end management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

         WHEREAS, the Trust desires to finance the distribution of the shares of two of its three classes or series of common stock, namely, INVESCO Value Equity Fund and INVESCO Intermediate Government Bond Fund, each of which represents an interest in a separate portfolio of investments, together with any additional such classes or series that may hereafter be offered to the public (individually, a "Fund" and collectively, the "Funds"), in accordance with this Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

         WHEREAS, INVESCO desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

         WHEREAS, this Plan and Agreement has been approved by a vote of the board of trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Disinterested Trustees") cast in person at a meeting called for the purpose of voting on this Plan and Agreement;

         NOW, THEREFORE, the Trust hereby adopts the Plan set forth herein and the Trust and INVESCO hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

     1. The Plan is defined as those provisions of this document by which the Trust adopts a Plan pursuant to Rule 12b-1 under the Act and authorizes payments as described herein. The Agreement is defined as those provisions of this document by which the Trust retains INVESCO to provide distribution services beyond those required by the General Distribution Agreement between the parties, as are described herein. The Trust may retain the Plan notwithstanding termination of the Agreement. Termination of the Plan will automatically terminate the Agreement. The Trust is hereby authorized to utilize the assets of the Trust to finance certain activities in connection with distribution of the Trust's shares.

     2. Subject to the supervision of the board of trustees, the Trust hereby retains INVESCO to promote the distribution of shares of each of the Funds by providing services and engaging in activities beyond those specifically required by the Distribution Agreement between the
        Trust and INVESCO and to provide related services. The activities and services to be provided by INVESCO hereunder shall include one or more of the following: (a) the payment of compensation (including trail
        commissions  and  incentive compensation)   to  securities   dealers,
        financial   institutions  and  other organizations,  which may  include
        INVESCO-affiliated companies, that render distribution and administrative services in connection with the distribution of the shares of each of the Funds;  (b) the printing and  distribution of reports and prospectuses for the use of potential investors in each Fund; (c) the preparing and distributing of sales literature;
        (d) the providing of advertising and  engaging  in  other  promotional
        activities,   including   direct  mail  solicitation,  and
        television,   radio,   newspaper   and   other  media  advertise-
        ments; and (e) the providing of such other services and activities as may from time to time be agreed upon by the Trust. Such reports and prospectuses, sales literature, advertising and promotional activities and other services and activities may be prepared and/or conducted either by INVESCO's own staff, the staff of INVESCO-affiliated companies, or third parties.

     3. INVESCO hereby undertakes to use its best efforts to promote sales of shares of each of the Funds to investors by engaging in those activities specified in paragraph (2) above as may be necessary and as it from time to time believes will best further sales of such shares.

     4. Each Fund is hereby authorized to expend, out of its assets, on a monthly basis, and shall pay INVESCO to such extent, to enable INVESCO at its discretion to engage over a rolling twelve-month period (or the rolling twenty-four month period specified below) in the activities and provide the services specified in paragraph
        (2) above, an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of each Fund during the month. INVESCO shall not be entitled hereunder to payment for overhead expenses (overhead expenses defined as customary overhead not including the costs of INVESCO's personnel whose primary responsibilities involve marketing of the INVESCO Funds). Payments by a Fund hereunder, for any month, may be used to compensate INVESCO for: (a) activities engaged in and services provided by INVESCO during the rolling twelve-month period in which that month falls, or (b) to the extent permitted by applicable law, for any month during the first twenty-four months following a Fund's commencement of operations, activities engaged in and services provided by INVESCO during the rolling twenty-four month period in which that month falls, and any obligations incurred by INVESCO in excess of the limitation described above shall not be paid for out of Fund assets. No Fund shall be authorized to expend, for any month, a greater percentage of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twenty-four month period referred to above than it would otherwise be authorized to expend out of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twelve-month period referred to above. No payments will be made by the Trust hereunder after the date of termination of the Plan and Agreement.

     5. To the extent that obligations incurred by INVESCO out of its own resources to finance any activity primarily intended to result in the sale of shares of a Fund, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Fund assets, such indirect use of Fund assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

     6. The Treasurer of INVESCO shall provide to the board of trustees of the Trust, at least quarterly, a written report of all moneys spent by INVESCO on the activities and services specified in paragraph (2) above pursuant to the Plan and Agreement. Each such report shall itemize the activities engaged in and services provided by INVESCO to a Fund as authorized by the penultimate sentence of paragraph (4) above. Upon request, but no less frequently than annually, INVESCO shall provide to the board of trustees of the Trust such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.

     7. This Plan and Agreement shall each become effective immediately upon approval by a vote of a majority of the outstanding voting securities of the Trust as defined in the Act, and shall continue in effect until [October 28, 1997], 1998 unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that the continuance of each is approved at least annually by a vote of the board of trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Disinterested Trustees or by the vote of a majority of the outstanding voting securities of that Fund. INVESCO, or the Trust, by vote of a majority of the Disinterested Trustees or of the holders of a majority of the outstanding voting securities of each Fund, may terminate the Agreement under this Plan as to such Fund, without penalty, upon 30 days' written notice to the other party. In the event that neither INVESCO nor any affiliate of INVESCO serves the Trust as investment adviser, the agreement with INVESCO pursuant to this Plan shall terminate at such time. The board of trustees may determine to approve a continuance of the Plan, but not a continuance of the Agreement, hereunder.

     8. So long as the Plan remains in effect, the selection and nomination of persons to serve as trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of the trustees then in office who are not "interested persons" of the Trust. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the trustees of the Trust then in office who are not "interested persons" of the Trust.

     9. This Plan may not be amended to increase the amount to be spent by a Fund hereunder without approval of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and Agreement must be approved by the vote of the board of trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

     10.To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by each Fund of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement with INVESCO pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the Agreement with INVESCO, the Funds may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with INVESCO, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Funds hereunder, by the Trust's board of trustees in accordance with the procedures set forth in paragraph 7 above.

     11.The Trust shall preserve copies of this Plan and Agreement and all reports made pursuant to paragraph 6 hereof, together with minutes of all board of trustees meetings at which the adoption, amendment or continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement, or any such reports or minutes, as the case may be, the first two years in an easily accessible place.

     12.This Plan and Agreement shall be construed in accordance with the laws of the State of Colorado and applicable provisions of the Act. To the extent the applicable laws of the State of Colorado, or any provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the ---th day of --------------, 1997.


                                                   INVESCO VALUE TRUST


                                                   By: -------------------------
                                                       Dan J. Hesser, President
ATTEST: ------------------------
        Glen A. Payne, Secretary
                                                   INVESCO DISTRIBUTORS, INC.


                                                   By: -------------------------
                                                       Ronald L. Grooms,
                                                       Senior Vice President
ATTEST: ------------------------
        Glen A. Payne, Secretary

                               INVESCO VALUE TRUST
                            INVESCO Total Return Fund

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Total Return Fund (the "Fund") of INVESCO Value Trust, to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ---------, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.


                                                         INVIVT

INVESCO VALUE TRUST
INVESCO Total Return Fund

               THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  TRUSTEES,   WHICH
               RECOMMENDS A VOTE "FOR":

Vote On Proposal
                                                         For    Against  Abstain

1.Proposal to approve changes to the investment policies ---      ---       ---
  of the Fund, to permit the Fund to invest in futures, options, puts and calls.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

----------------------  ----------------------------          ------------------
Signature               Signature (Joint Owners)              Date

                               INVESCO VALUE TRUST
                    INVESCO Intermediate Government Bond Fund

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                October 28, 1997

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Intermediate Government Bond Fund (the "Fund") of INVESCO Value Trust, to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ----------, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.


                                                        INVIVT

INVESCO VALUE TRUST
INVESCO Intermediate Government Bond Fund

               THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  TRUSTEES,   WHICH
               RECOMMENDS A VOTE "FOR":

Vote On Proposals                                           For  Against Abstain

1.Proposal to approve changes to the investment policies    ----   ----    ----
  of the Fund, to permit the Fund to invest in futures, options, puts and calls.

2.Proposal to approve a Plan and Agreement of Distribution  ----   ----    ----
  for the Fund under the Investment Company Act of 1940.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

----------------------  ----------------------------          ------------------
Signature               Signature (Joint Owners)              Date

                               INVESCO VALUE TRUST
                            INVESCO Value Equity Fund

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                October 28, 1997

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Value Equity Fund (the "Fund") of INVESCO Value Trust, to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated -----------, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.


                                                            INVIVT

INVESCO VALUE TRUST
INVESCO Value Equity Fund

               THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  TRUSTEES,   WHICH
               RECOMMENDS A VOTE "FOR":

Vote On Proposals                                           For Against  Abstain

1.Proposal to approve changes to the investment policies    ---    ---     ---
  of the Fund, to permit the Fund to invest in futures, options, puts and calls.

2 Proposal to approve a Plan and Agreement of Distribution  ---    ---    ---
  for the Fund under the Investment Company Act of 1940.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

---------------------- ----------------------------           ------------------
Signature              Signature (Joint Owners)               Date